                                                                    Exhibit 10.5


                              ALL ASSETS DEBENTURE

                                    GIVEN BY



                                  COPY DATA LTD


                                  IN FAVOUR OF


                           GLE INVOICE FINANCE LIMITED

                                    REGARDING



                                  COPY DATA LTD

                                    (C) 1997

                                Wilde & Partners

                                   Solicitors

                                 10 John Street

                                 London WCIN 2EB

         ORDER OF CLAUSES

 1.      Covenant to Pay

 2.      Charging Provisions

 3.      Company's Obligations

 4.      Further Assurance and Power of Attorney

 5.      Acts of Default'

 6.      Powers of Possession and Sale

 7.      Appointment of Receiver and his Powers

 8.      Application of Monies

 9.      Protection of Third Parties

 10.     Additional Powers of Securityholder

 11.     HM Land Registry

 12.     Additional Obligations of the Company

 13.     Continuing and Additional Security

 14.     Discharge

 15.     Notice

 16.     Jurisdiction

 17.     Representations, Warranties and Undertakings by Company

 18.     Transfers and Disclosures

 19.     Miscellaneous

 20.     Definitions and Interpretation


DEFINITIONS

         Act of Default                         Non-Vesting Property

         Debts                                  Other Debts

         Encumbrance                            Related Rights

         Environmental Laws                     Remittance

         Environmental License                  Secured Liabilities

         Financing Agreement                    Securityholder

         Group                                  Securities

         Intellectual Property                  Secured Monies

         Insolvent                              Subsidiary

         Mortgaged Property

      THIS DEBENTURE DEED IS made on the date referred to immediately before the First Schedule hereto BY THE PARTY DESCRIBED IN THE FIRST SCHEDULE HERETO ("the Company") the one part in favor of GLE IN VOICE FINANCE LIMITED of 10 Kings Hill Avenue, Kings Hill, West Malling, Kent, ME19 4GL registered in England and Wales with number 2252311 ("the Securityholder") of the other part.

1.    COVENANT TO PAY

      1.1.  The Company agrees with the Securityholder:

            (a) to pay the Secured Monies, which are now or shall be due, owing and payable to the Securityholder, in accordance with the terms of the transaction, security, instrument or other obligation giving rise to the Company's indebtedness to the Securityholder, including those under the Financing Agreement; and

            (b) to discharge all obligations and liabilities, whether actual, accruing or contingent, now or in future due, owing or incurred to the Securityholder by the Company, in whatever currency denominated and on whatever account and howsoever arising, whether alone or jointly and in whatever style, name or form and whether as principal or surety.

2.    CHARGING PROVISIONS

      2.1. As security for the payment of the Secured Monies, the Company with full title guarantee now gives the following charges in favor of the Securityholder namely:

            (a) a fixed charge by way of legal mortgage on all freehold and leasehold property owned by the Company, including but not limited to land of which the Company is registered as proprietor at H. M. Land Registry (details of which are set out in the Third Schedule to this deed)

            (b) a fixed charge on all of the following assets, whether now or in future belonging to the Company:

                  - the freehold and leasehold properties of the Company not effectively mortgaged under clause 2.1(a);

                  - all fixtures and fittings (including trade fixtures and fittings) and fixed plant and machinery in, on or attached to the property subject to the legal mortgage under clause 2.1(a);

                  - any other freehold and leasehold property which in the Company shall own together with all fixtures and fittings (including trade fixtures and fittings) and fixed plant and machinery in, on or attached to such property;

                  - all goodwill, unpaid and/or uncalled capital of the Company;

                  -     all the Company's Intellectual Property;

                  -     all the Company's Securities;

                  - all loan capital, indebtedness or liabilities on any account or in any manner owing to the Company from any Subsidiary of the Company or a member of the Company's Group;

                  - all amounts realized by an administrator or liquidator of the Company, upon enforcement or execution of any order of the Court under Part IV of the Insolvency Act 1986

            (c)   a fixed charge upon:

                  - all documents of title to any item of property which at any time and for any purpose has been or may be deposited with the Securityholder;

                  - the assets mentioned in the title documents referred to in the immediately preceding sub-paragraph;

            (d) a fixed charge on all the Company's Non-Vesting Debts and all Remittances received in respect thereof;

            (e)   a fixed charge on all the Company's Other Debts;

            (f) a floating charge on such of the moneys which the Company may receive in respect of the Company's Other Debts and which, until any direction from the Securityholder to the contrary, are paid into the bank account of the Company referred to in clause 3.1 (f) and which upon such payment will be released from the fixed charge thereon;

            (g) a floating charge on the remainder of the undertaking, property rights and assets of the Company whatsoever and wheresoever, both present and future, not subject to the above charges.

      2.2. If the Securityholder shall enforce any of the above charges then the floating charges created by this deed shall immediately and without further formality become fixed charges. However, the Securityholder may also at any time give written notice to the Company immediately converting all or any of the floating charges into fixed charges in respect of the whole or any part of the Mortgaged Property subject to such floating charges.

      2.3.  Until the Securityholder shall:

            (a)   enforce any of the above charges; or

            (b) serve any notice under clause 2.2 on the Company, converting any of the floating charges into fixed charges; or

            (c) give the directions referred to in any of clauses 3.1(e) or 3.1(g)

            any Remittance in respect of the Company's Other Debts which is paid into the Company's bank account under clause 3.1(f) shall, upon being so paid, be released from the fixed charge created by clause 2.1(e) and shall immediately become subject to the floating charge created by clause 2.1 (f). Such release of the fixed charge on Other Debts shall not in any way affect the continuation of the fixed charge on the remainder of the Company's Other Debts, outstanding from time to time.

      2.4. This deed shall take effect subject to the provisions of the prior Encumbrances over the Company's assets detailed in the Fourth Schedule, except as otherwise varied by any separate deed.

      2.5. The floating charges created by this debenture shall, unless otherwise agreed by the Securityholder in writing, automatically and without notice be converted into fixed charges:

            (a) upon any of the Mortgaged Property being subject to any Encumbrance, (except as detailed in the Fourth Schedule) or to any disposition or dealing prohibited by this deed; or

            (b)   after an Act of Default.

3.    COMPANY'S OBLIGATIONS

      3.1.  The Company agrees that, whilst this security exists, it:

            (a) will not sell, transfer, lease, license or dispose of the Mortgaged Property subject to the floating charges herein, except by way of sale at full value in the ordinary course of its business now being carried on;

            (b) will not sell, transfer, lease, license or dispose of the Mortgaged Property subject to the fixed charges herein without the prior written consent of the Securityholder;

            (c) will only deal with the Company's Other Debts outstanding in accordance with the Securityholder's written directions; until such directions are given will only deal with the Company's Other Debts by way of getting in and realizing the same in the ordinary course of its business;

            (d) will execute a legal assignment of the Company's Other Debts in favor of the Securityholder in such form as the Securityholder requires, whenever the Securityholder so demands;

            (e) without affecting the right of the Securityholder under clause 3.1(c) to give other directions will, upon the directions at any time of the Securityholder;

                  (i) give instructions to debtors to pay Remittances in respect of the Company's Other Debts direct into such bank account under the control of the Securityholder (and whether in the name of the Company or the Securityholder) as the Securityholder may specify and whether or not this is an account opened under clause 3(f); and/or

                  (ii) give instructions to debtors to pay Remittances in respect of the Company's Other Debts to such address, or post office box under the control of the Securityholder or to such person employed by or only accepting instructions from the Securityholder as the Securityholder may specify; and/or

                  (iii) give instructions to the Company's bankers that all
                        Remittances in respect of Other Debts, received direct into a bank account under the control of the Securityholder, by means of electronic funds transfers shall forthwith be remitted to such bank account as the Securityholder may specify (whether this is in the name of the Company or the Securityholder and whether or not it is an account opened under clause 3.1(f));

            (f) will, as directed by the Securityholder, open such bank accounts in the name of the Company with such mandates as the Securityholder may specify; will thereafter pay into such bank account all Remittances which the Company may receive in respect of its Other Debts; will only deal with such account in accordance with the written directions of the Securityholder given from time to time (subject only to such rights as the bank at which the account is held may have in respect thereof); such bank accounts can include separate designated accounts or trust accounts or accounts where the officers of the Securityholder are irrevocably appointed to operate the accounts;

            (g) will only pay Remittances, which the Company may receive in respect of the Company's Other Debts, into a bank account under the Company's control, until any contrary direction or demand by the Securityholder under clauses 3.1(c), 3.1(d), 3.1(e) or 3.1(f);

            (h) will only pay or otherwise deal with the monies in any of the Company's bank account referred to in clause 3.1(e) in accordance with the written directions from time to time given by the Securityholder (subject only to any rights which the bank at which the account is held has in respect thereof);

            (i) will not, charge, sell, discount, factor, dispose of or, except in accordance with this deed, otherwise deal with its Other Debts or the relative Remittances unless it has the prior written consent of the Securityholder;

            (j) after conversion of the floating charge created by clause 2.1(f) into a fixed charge, will not, except as permitted by the Securityholder, withdraw any credit balance representing Remittances from any of the Company's bank accounts under its control;

            (k) will only deal with the Non-Vesting Debts and their Related Rights as if they were Debts and their Related Rights purchased by the Securityholder under the Financing Agreement and in particular will not bank or deal with Remittances in respect of them except by dealing with them in accordance with the Financing Agreement;

            (l) will authorize its bankers from time to time to provide copies of all the Company's bank accounts and such other financial statements and information about the Company's assets and liabilities available to such bankers, whenever requested by the Securityholder;

            (m) will provide such other information, as the Securityholder may reasonably request regarding the Company's affairs;

            (n) will, immediately it becomes aware, provide the Securityholder with details of any present or future litigation, arbitration or administrative proceedings in progress, pending or, to the knowledge of the Company, threatened against it which might have a material adverse effect on the Company's ability to perform its obligations under this Debenture;

            (o) will permit the Securityholder free access at all reasonable times to inspect and take copies of and extracts from the books, accounts and records of the Company and such other documents as the Securityholder may require and will provide the Securityholder with all information and facilities which it may require;

            (p) will grant the Securityholder or its solicitors on request all reasonable facilities to enable it or them to carry out, at the Company's expense, such investigation of title to the Mortgaged Property and Enquirer about it as would be carried out by a prudent mortgagee;

            (q) will use its best endeavors to detect any infringement of its rights to the Intellectual Property; if aware of such infringement, will immediately give the Securityholder all information available to it about such infringement and will commence and diligently prosecute (or permit the Securityholder in the name but at the expense of the Company to commence and prosecute) all proceedings necessary to prevent such infringement or to recover damages;

            (r) will do everything needed to ensure that the Intellectual Property, to which the Company is or may become entitled, is valid and subsisting and remains owned by the Company and will take all such actions and proceedings as are necessary to protect such Intellectual Property; if any such Intellectual Property shall at any time lapse or become void, will do everything necessary to restore such Intellectual Property to the Company;

            (s) will comply in all material respects with all laws concerning the Mortgaged Property and every notice, order, direction, license, consent, permission lawfully made or given in respect of it and likewise with the requirements of any competent authority;

            (t) will duly and promptly pay all monies which may become due in respect of any of the Securities; (it being acknowledged by the Company that the Securityholder shall not incur any liability whatsoever for such monies;)

            (u) forthwith upon the execution of this Debenture will deposit with the Securityholder all certificates or documents of title in respect of the Securities, together as appropriate with duly executed instruments of transfer or assignments thereof in blank; (it being acknowledged that the Securityholder shall at any time be entitled to have any of the Securities registered either in the name of the Securityholder or nominees selected by the Securityholder;)

            (v) will ensure the delivery or payment to the Securityholder of all stocks, shares, securities, rights, monies or other property accruing, offered or issued at any time by way of bonus, redemption, exchange, purchase, substitution, conversion, preference, option or otherwise in respect of any Securities or the certificates or other documents of title to or representing the same, together with executed instruments of transfer or assignments in blank; (it being acknowledged that the Securityholder may arrange for any of them to be registered either in the name of the Securityholder or nominees selected by the Securityholder).

4.    ADDITIONAL OBLIGATIONS OF THE COMPANY

      4.1. The Company agrees that, at all times during the continuance of this security, it:

            (a) will carry on the Company's business in a proper and efficient manner and will not make any material alteration to the Company's business, constituting a change from that carried on at the date hereof;

            (b) will maintain proper and up to date books of account of its business; will keep such books of account and all other documents relating to the affairs of the Company at the Company's Registered Office or at such other place where the same ought to be kept and will promptly provide copies thereof to the Securityholder upon request;

            (c) will deliver to the Securityholder the copies of its audited financial statements and any reports and notes accompanying them within 4 months of each year end;

            (d) will punctually pay all its debts and liabilities becoming due and payable and which would, on the winding up of the Company, have priority over the charges created by this deed;

            (e) will punctually pay all outgoings payable in respect of the Mortgaged Property and will promptly produce the receipts for them to the Securityholder upon request;

            (f) will keep all the Company's freehold and leasehold property in good and substantial repair and will allow the Securityholder free access, at all reasonable times, to view the state and condition of any such property, but without the Securityholder becoming liable to account as a mortgagee in possession;

            (g) will observe and perform all the lessee's covenants in any lease under which any of the Mortgaged Property may be held and will take no action which might lead to such lease being surrendered or forfeited;

            (h) will allow the Securityholder, at the expense of the Company, to carry out repairs or take any action which the Securityholder shall reasonably consider necessary should the Company fail to observe or perform its obligations as a lessee;

            (i) will not exercise the powers of leasing or accepting surrenders of leases, conferred on a mortgagee in possession by sections 99 and 100 of the Law & Property Act 1925, or any other powers of leasing or accepting surrenders of leases, without the prior written consent of the Securityholder;

            (j)   will make sure that an order of the Court is obtained, under
                  Section 38(4) of the Landlord and Tenant Act 1954, excluding the security of tenure provisions of that Act, before granting any lease.

            (k) will insure and keep insured those parts of the Mortgaged Property as are of an insurable nature against loss or damage by fire and other risks usually insured against and such other risks that the Securityholder shall reasonably require to their full insurable value with insurers approved by the Securityholder;

            (l) will make sure that all the Company's insurance policies will be endorsed with notice of the interest of the Securityholder in them and will produce to the Securityholder the receipts for each current premium within fifteen days of its becoming due; failing such production the Securityholder may effect or renew any such insurance as the Securityholder shall think fit;

            (m) will observe and perform all restrictive and other covenants and stipulations for the time being affecting the Mortgaged Property or its use or enjoyment;

            (n) will not do or allow anything to be done on the Company's freehold or leasehold property which shall be treated as a development or a change of use within the meaning of the Town and Country Planning Acts unless the prior written consent of the Securityholder has been obtained;

            (o) will not infringe the Town and Country Planning Acts in any way which prejudices the Securityholder's security over the Mortgaged Property;

            (p) will deposit with the Securityholder all deeds and documents of title relating to the Company's freehold and leasehold property and the insurance policies relating to the same, (subject only to the requirements of any prior Encumbrance or of the Company's Landlord).

      4.2. If Company holds property as a tenant or lessee and shall be required by the Landlord either to insure or to reimburse the Company's Landlord for any insurance premium paid by him then the Company shall be treated as having complied with its insuring obligation under this Debenture if it duly and promptly complies with such requirements. However this shall not affect the right of the Securityholder to require the Company to produce satisfactory evidence that the Company has complied with the Landlord's requirements.

5.    FURTHER ASSURANCE AND POWER OF ATTORNEY

      5.1. At the Securityholder's request, the Company will immediately sign, seal, execute, deliver and perfect all deeds and instruments and do all such other acts and things as the Securityholder or any Receiver appointed hereunder may require in order to perfect or enforce this security or to use the powers given to each of them in this deed or to enforce the obligations of the Securityholder.

      5.2. The Company will, if called upon by the Securityholder, execute a legal or equitable assignment of any part of the Mortgaged Property, in such terms as the Securityholder may require. The Company will then give notice of such assignment to such persons as the Securityholder may specify and take such other steps as the Securityholder may require to perfect such assignment.

      5.3. The Company irrevocably appoints the Securityholder, any directors, officers or managers for the time being of the Securityholder and any other person authorized by the Directors of the Securityholder and any Receiver appointed hereunder, jointly and each of them severally, to be the lawful attorneys of the Company. Such appointment gives each attorney the power in the Company's name and on its behalf and as its act and deed to carry out all acts for the purposes set out in clauses 5.1 and 5.2. Each attorney so appointed may appoint substitute attorneys to carry out all or any of such purposes. The Company agrees to ratify and confirm any instrument, act or thing which any such attorney or substitute attorney may lawfully execute or do.

6.    ACTS OF DEFAULT

      6.1. The Secured Monies shall become payable and the charges in favor of the Securityholder shall immediately become enforceable, without notice or demand, by the Securityholder at any time after any of the following events occur:

            (a) if the Company shall breach any of its obligations under this deed or in the Financing Agreement or any other agreement with the Securityholder;

            (b) if the Company shall default in paying any of the Secured Monies as and when they become due;

            (c) if the Company shall fail to give the Securityholder such information as may reasonably be requested as to the business, affairs or assets of the Company;

            (d) if any representation, warranty or undertaking at any time made by the Company to the Securityholder is or was, in the reasonable opinion of the Securityholder, incorrect or misleading in any respect or, being on an undertaking, shall not be complied with by the Company;

            (e) if the Company shall dispose or attempt to dispose of its principal undertaking or a substantial part of it, without the prior written approval of the Securityholder;

            (f)   if the Company shall be Insolvent;

            (g) if the Company suspends or threatens to suspend a substantial part of its business;

            (h) the Company shall commence negotiations with any of its creditors with a view to the general readjustment or rescheduling of the Company's indebtedness;

            (i) if the Company shall default under any of the following with any party:

                  -     a trust deed;

                  -     a loan agreement;

                  -     an Encumbrance;

                  - any other agreement or obligation relating to borrowing or financing (including all liabilities in respect of accepting, endorsing or discounting any notes or bills and all liabilities under debt purchase, factoring, invoice discounting and similar agreements);

                  -     any guarantee or indemnity;

            (j)   if any borrowing or any other money payable by the Company:

                  - becomes payable or is capable of being declared payable prior to its stated date of maturity; or

                  -     is not paid when due;

            (k) if any Encumbrance created by the Company in favor of another party becomes enforceable;

            (l) if any guarantee, indemnity or other security for any of the Secured Liabilities fails or ceases in any respect to have full force and effect or to be continuing or is terminated or disputed or is the opinion of the Securityholder in jeopardy, invalid or unenforceable;

            (m) if any governmental authority permits, or procures, or threatens any reorganization, transfer or appropriation (whether with or without compensation) of a substantial part of the business or assets of the Company;

            (n) if the Company shall, without the prior written consent of the Securityholder, change the nature of its business or trading in any way which the Securityholder considers prejudicial to this security;

            (o) if it is unlawful for the Company to perform or comply with any of its obligations under this Debenture or under any other agreement between the Company and the Securityholder or such obligations of the Company are not or cease to be legally valid, binding and enforceable;

            (p) if, after date of this deed, control (as defined in Section 435 of the Insolvency Act 1986).~ or the power to take control of the Company changes, without prior written consent of the Securityholder; or

            (q) if, in the opinion of the Securityholder, a material adverse change occurs in the financial condition, results of operations or business of the Company.

      6.2.  Following any Act of Default:

            (a) the Securityholder shall cease to be under any further commitment to the Company and may at any time thereafter declare the Secured Monies (or such of them as the Securityholder may specify) either to be immediately due and payable or to be payable at any time thereafter immediately on demand, even if this conflicts with the terms of any other agreement or arrangement; and/or

            (b) at any time thereafter the Company shall immediately on demand provide cash cover for all of its contingent liabilities to the Securityholder (including under the Financing Agreement) and for all notes or bills accepted, endorsed or discounted and all guarantees or other instruments entered into by the Securityholder, and/or

            (c) at any time thereafter the Securityholder may retain any monies in any account referred to in clause 3.1(e), for such period as the Securityholder reasonably considers necessary to ensure the Company's compliance with the terms of this deed; and/or

            (d) at any time thereafter the Securityholder may exercise in the name of the Company any voting rights attached to the Securities and all powers given to trustees by sections 10(3) and (4) of the Trustee Act 1925 (as amended by section 9 of the Trustee Investments Act 1961) in respect of securities, property subject to a trust and any powers or rights exercisable by the registered holder of any of the Securities or by the bearer thereof. The Securityholder will not then need any consent or authority from the Company.

7.    POWER OF POSSESSION AND SALE

      7.1. At any time after this security shall become enforceable, the Securityholder and/or any Receiver appointed under this Debenture may, in their discretion, enter upon and take possession of the Mortgaged Property or any part of it. They may also at their discretion, when exercising their powers given in this deed, sell, call in, collect and convert into monies the Mortgaged Property or any part of it. By way of extension of these powers such sale, calling in and conversion may be done for such consideration as the Securityholder or any Receiver shall consider sufficient. It is irrelevant whether the consideration shall consist of cash, shares or debentures in some other company or any other property or partly of one and partly of some other type of consideration. Such consideration may be immediately payable or payable by installments or deferred. Installment or deferred payments may be with or without security and on such other terms as the Securityholder or the Receiver shall think fit.

8.    APPOINTMENT OF RECEIVER AND HIS POWERS

      8.1. Section 109 of the Law of Property Act 1925 (restricting the power to appoint a receiver) shall not apply to this deed. At any time after an Act of Default or after any other event, as a result of which this security shall become enforceable or, if the Company at any time so requests in writing, the Securityholder may without further notice to the Company appoint any person to be a Receiver or Manager or Receiver and Manager or Administrative Receiver as applicable (all of whom in this deed are called "the Receiver"). Their appointment shall extend to the whole or any part of the Mortgaged Property. The Securityholder may remove any Receiver. In case of the removal, retirement or death of any such Receiver, the Securityholder may appoint another in his place. At the time of his appointment (or at any time afterwards) the Securityholder may fix the remuneration of the Receiver on such basis as the Securityholder shall determine. This may include a fixed fee or an hourly rate or a commission.

      8.2. The Securityholder may appoint more than one person to act as the Receiver. Where more than one person shall be appointed to act as Receiver, those so appointed shall carry out their duties, exercise their rights, and be subject to their obligations jointly as well as severally. References in this deed to "the Receiver" shall be to each and all of them as appropriate.

      8.3. Any appointment, removal or fixing of the remuneration of the Receiver shall be made in writing and may be signed by any director or officer of the Securityholder.

      8.4. Any Receiver appointed under this deed shall be the agent of the Company. He shall be in the same position as a Receiver appointed under the Law of Property Act 1925. The Company shall be solely responsible for his acts, omissions, losses, misconduct, defaults and remuneration. The Securityholder shall not in any way be liable or responsible either to the Company or to any other person for any of them.

      8.5. The Receiver shall, without the need for any consent on the part of the Company, have all of the following powers, unless any shall specifically be excluded by the terms of his appointment. He may exercise these powers in such way, at such time and on such terms as he shall think fit, necessary or expedient and whether in his name or the name of the Company. Any Receiver, whether appointed solely or jointly, shall have the powers granted by the Law of Property Act 1925 to any Receiver appointed under it and all the powers of an administrative receiver under the Insolvency Act 1986. He shall also have all of the following powers:

            (a) to enter upon, take possession of, collect and get in the Mortgaged Property and for that purpose to have possession of all records, correspondence and other documents relating to the Mortgaged Property;

            (b) to lease the Mortgaged Property, in the name of the Company or otherwise (whether or not the Receiver shall have taken possession as set out above);

            (c) to carry on or permit the carrying on of all or any part of the business of the Company and to manage, develop, reconstruct, amalgamate or diversify the Company's business, including purchasing supplies and materials;

            (d) to do all acts which the Company might do for the protection or improvement of the Mortgaged Property or for obtaining income or returns from it;

            (e) to raise or borrow any money, which may be needed from time to time for any of the purposes of the Receiver's appointment, whether in the name of the Company or otherwise; for such purpose the Receiver shall have power to secure any monies so borrowed by mortgage or charge over the Mortgaged Property, whether ranking in priority to or pari passu with or after any or all of the charges and created by this deed.

            (f) to sell or concur in selling the Mortgaged Property including by public or private treaty, by tender, for cash or on credit, in one lot or in parcels, with or without special conditions or stipulations as to title, time or mode of payment of purchase money or otherwise and whether forthwith upon his appointment or later;

            (g) to allow the whole or any part of the sale monies of the Mortgaged Property to remain outstanding on mortgage of the property sold or on any other security or even without any security and without being responsible for any loss caused and with full power to buy in and rescind or vary any contract for sale and to resell without being responsible for loss;

            (h) to let or let on hire, lease or surrender and accept surrenders of the Mortgaged Property;

            (i) to execute assurances of the Mortgaged Property in the name and on behalf of the Company or otherwise and to do all other acts and things for completing the sale of the Mortgaged Property;

            (j) sever fixtures belonging to the Company and sell them separately from any other part of the Mortgaged Property;

            (k) to make any arrangement or compromise with any person in respect of the Mortgaged Property;

            (l) to repair, decorate, furnish, maintain, alter, improve, renew or add to any of the Mortgaged Property as he shall think fit and effect maintain, renew or increase indemnity insurance and other insurances and obtain bonds;

            (m) settle, arrange, compromise, and submit to arbitration any accounts, claims, questions or disputes whatsoever which may arise in connection with the business of the Company or any part of the Mortgaged Property or in any way relating to the security constituted by this debenture and to bring, prosecute, defend, enforce, compromise, submit to and discontinue any actions, suits, arbitrations or proceedings whatsoever, whether civil or criminal;

            (n) enter into, complete, disclaim, abandon or disregard, determine or rectify any of the outstanding contracts or arrangements of the Company and allow time for payment of any debts, either with or without security;

            (o) exercise or permit the Company or any nominee of the Company to exercise any powers or rights incidental to the ownership of the Mortgaged Property, in such manner as he may think fit;

            (p) form a subsidiary of the Company and transfer, lease or license to such subsidiary or any other person all or any part of the Mortgaged Property on such terms and conditions as he may think fit;

            (q) to give complete discharges in respect of all monies and other assets which may come into the hands of the Receiver in the exercise of his powers;

            (r) to carry out and enforce specific performance of or obtain the benefit of all the Company's contracts or those entered into in exercise of the powers or authorities conferred by this deed;

            (s) to make, or require the Directors of the Company to make, calls upon the shareholders of the Company in respect of any capital of the Company;

            (t) to enforce payment of any call so made by action (in the name of the Company or the Receiver) or in any other way;

            (u) to exercise all or any of the powers and authorities conferred on the Receiver under the provisions of the Law of Property Act 1925 without any further consent by or notice to the Company;

            (v) to demand and get in all rents and other income, whether accrued before or after the date of his appointment;

            (w) to exercise the powers conferred on a landlord or a tenant under the Landlord and Tenant Acts 1927 and 1954 but without liability for powers so exercised;

            (x) to do all things necessary to make sure that the Company performs or observes all of its obligations to the Securityholder;

            (y) to delegate to any person, for such time as the Securityholder shall approve, any of the powers conferred upon the Receiver;

            (z) to take legal proceedings for all or any of the purposes set out above;

            (aa) to employ and dismiss managers, solicitors, officers, agents, auctioneers, workmen and employees for the purpose of carrying out any of the powers and duties of the Receiver or the obligations of the Company at such salaries or remuneration and on such other terms of service as the Receiver in his discretion may think fit;

            (bb) to have access to and make use of the premises, plant, equipment and accounting and other records of the Company and the services of its staff in order to exercise his powers and duties;

            (cc) to do all such other acts and things without limitation, as the Receiver may consider to be incidental or conducive to the lawful exercise of his powers and duties.

      8.6. The Securityholder may at any time give up possession of any part of the Mortgaged Property and/or withdraw from the Receivership.

      8.7. Whether or not a Receiver shall be appointed under this deed, the Securityholder may at any time after this security shall have become enforceable and without giving notice, exercise all or any of the powers, authorities and discretions conferred on a Receiver as set out above.

9.    ADDITIONAL POWERS

      9.1. In addition to the powers of leasing or accepting surrenders of leases conferred on mortgagees by Sections 99 and 100 of the Law of Property Act 1925, it shall be lawful for the Securityholder or any
            Receiver:

            - to grant any lease of the Mortgaged Property upon such terms as the Securityholder or the Receiver shall in its absolute and unfettered discretion think fit without the restrictions contained in the said Section 100; and

            - to accept a surrender of any lease of the Mortgaged Property on such terms as the Securityholder or the Receiver in its or his discretion shall think fit.

      9.2. Section 103 of the Law of Property Act 1925 (restricting the power of sale) shall not apply. However the power of sale and the other powers conferred on mortgagees by that Act shall apply to this security but without the Act's restrictions as to giving notice or otherwise. Accordingly for the purposes of a sale or other exercise of any such powers the whole of the Secured Monies shall be treated as due and payable immediately upon the execution and delivery of this document.

      9.3. The restrictions on the right of consolidating mortgage securities, which are contained in Section 93 of the Law of Property Act, shall not apply to this security.

      9.4. The Securityholder may, at any time without discharging or in any other way affecting this security or any remedy that the Securityholder may have, grant to the Company (or to any other person) time or indulgence or abstain from perfecting or enforcing any remedies, securities, guarantees or rights which the Securityholder may now or afterwards have from or against the Company or any other person.

      9.5. If the Securityholder receives or is treated as having received notice of any subsequent mortgage or charge affecting any of the Mortgaged Property then the Securityholder may open a new account with the Company. If it does not open a new account, it shall nevertheless be treated as if it had done so at the time when it received or was treated as having received such notice. From that time all payments made by the Company to the Securityholder shall be credited or be treated as having been credited to the new account. Such payments shall not operate to reduce the amount secured by this Debenture when the Securityholder received or was treated as having received such notice.

10.   APPLICATION OF MONIES

      10.1. Subject only to the claims of any of the Company's creditors ranking in priority to this security, all monies received by the Securityholder or by the Receiver under or by virtue of this deed shall be applied in the following order;

            (i) in payment of all costs, charges and expenses incurred in or incidental to the exercise or performance (or attempted exercise or performance) of any of the powers or authorities conferred by or in any other way connected with this debenture; and then

            (ii) in payment of such other outgoings as the Receiver or the Securityholder shall think fit to pay; and then

            (iii) in payment to the Receiver of his remuneration fixed in accordance with clause 8.1 of this deed; and then

            (iv) in payment to the Securityholder of the Secured Monies due to the Securityholder in such order as the Securityholder in its absolute discretion thinks fit; and then

            (v)   in payment to the Company of any surplus.

      10.2. Any surplus shall not carry interest. The Receiver or the Securityholder may pay any surplus into any of the Company's bank accounts including an account opened specifically for such purpose. The Securityholder shall then have no further liability for such surplus.

      10.3. Following the enforcement of this security, any monies received by the Securityholder may be appropriated by the Securityholder in its direction in or towards the payment and discharge of any part of the Secured Monies.

      10.4. The Securityholder or the Receiver may credit any monies to a suspense account for so long and in such manner as the Securityholder may from time to time determine. The Receiver may retain the same for such period as the Receiver and the Securityholder consider expedient.

      10.5. All monies received by the Company under any insurance policy on the Mortgaged Property shall be treated as part of the Mortgaged Property subject only to any rights of third parties having priority and to the requirements of any lease of the Mortgaged Property. They shall be applied at the discretion of the Securityholder either in reducing the Secured Monies or towards making good the loss or damage for which the monies became payable. Any monies received by the Company under any insurance on the Mortgaged Property shall be held on trust for payment to the Securityholder pending such application.

11.   PROTECTION OF THIRD PARTIES

      11.1. No person paying or handing over monies to the Receiver and obtaining a discharge shall have any responsibility or liability to see to their correct application.

      11.2. No person dealing with the Securityholder, or the Receiver need inquire:

            - whether any event has happened giving either the Securityholder or the Receiver the right to exercise any of his powers;

            - as to the propriety or regularity of any act purporting or intending to be an exercise of such powers;

            - as to the validity or regularity of the appointment of any Receiver purporting to act or to have been appointed as such; or

            -     whether any money remains owing upon this security.

      11.3. All the protection to purchasers contained in sections 104 and 107 of the Law of Property Act 1925 shall apply to any person purchasing from or dealing with the Receiver or the Securityholder as if the Secured Monies had become due and the statutory power of sale and appointing a receiver in relation to the Mortgaged Assets had arisen on the date of this deed.

      11.4. No person dealing with the Securityholder, or the Receiver shall be affected by express notice that any act is unnecessary or improper.

12.   H.M.  LAND REGISTRY

      12.1. The Company will notify the Securityholder of any freehold or leasehold property which it now owns or which it may own after the date of this deed. The Company will, upon request and at its cost, join with the Securityholder in registering this security as a fixed charge against any of the freehold or leasehold property of which the Company is now registered or may in future apply to be registered as the proprietor at H.M. Land Registry.

      12.2. The Company hereby applies to the Chief Land Registrar for a restriction to be entered on the Company's title to any land in the following terms:

            "Except under an order of the Registrar no disposition or dealing by the proprietor of the land is to be registered or noted without the consent of the proprietor for the time being of Charge No._______

13.   CONTINUING AND ADDITIONAL SECURITY

      13.1. This security is a continuing security. It shall apply to all the Secured Monies despite any interim settlement of account until a final discharge of this security shall be given by the Securityholder to the Company.

      13.2. This security is in addition to and shall not merge or otherwise prejudice or affect any other right or remedy of the Securityholder or any assignment, bill, note, guarantee, mortgage, or other security now or in future held by or available to the Securityholder.

      13.3. This security shall not in any way be prejudiced or affected by:

            - any guarantee, mortgage or other security now or in future held by or available to the Securityholder or by the invalidity of any of them or by the Securityholder now or afterwards dealing with, exchanging, releasing, modifying or abstaining from perfecting or enforcing any of them or any rights which it may now or afterwards have; or

            - by the Securityholder giving time for payment or indulgence or compounding with the Company or any other persons.

      13.4. This security is additional to any existing security created by the Company and to any securities in respect of the Secured Liabilities created by third parties in favor of the Securityholder.

14.   DISCHARGE

      14.1. Upon payment and complete discharge and performance of all the Secured Liabilities and of all costs, charges and expenses incurred by the Securityholder under or in relation to this deed, the Securityholder shall, at the request and cost of the Company, duly discharge this security and any further security given in accordance with its terms. The Securityholder will also transfer to the Company any of the Mortgaged Property which has been assigned or transferred to the Securityholder.

      14.2. The right of the Securityholder to recover the Secured Monies or to enforce the terms of this deed shall not be affected by any payment or any act or thing which may be avoided or adjusted under the laws relating to bankruptcy or insolvency or under Part VI of the Insolvency Act 1986. Any release, or discharge given or settlement made by the Securityholder relying on any such payment, act or thing shall be void and of no effect.

15.   NOTICE

      15.1. Any notice to or demand upon the Company under this deed shall be treated as being properly served upon the Company if it is personally handed it to one of its Directors or to the Secretary to the Company. Any such notice or demand may also be delivered or sent by letter post to the Company at its registered office or at its principal place of business.

      15.2. A notice or demand sent by first class letterpost shall, if posted before the last scheduled collection of letters from the letter box in which it is posted on any day, be treated as being served upon the Company at 10.00 am on the next day (or if the next day is a Saturday, Sunday or any day upon which no delivery of letters is made then at 10.00 am on the next day on which letters are delivered). Any such notice or demand or shall, in the absence of manifest error, be conclusive and binding upon the Company if signed by a Director or the Company Secretary of the Securityholder.

16.   JURISDICTION

      16.1. This deed shall be interpreted and shall be governed by the laws of England. The Company will accept the non-exclusive jurisdiction of the English Courts in connection with any matter arising under this deed.

17.   REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS BY COMPANY

      17.1. The Company certifies that the execution of this deed has been duly authorized by a resolution of the Company's Board of Directors and that it does not break any of the provisions of the Company's Memorandum and Articles of Association or of any other Encumbrance, security or agreement entered into prior to the date of this deed or the laws of any jurisdiction applying to the Company.

      17.2. The Company represents and warrants to the Securityholder that:

            (a) it is and will at all times be the sole beneficial owner with full title guarantee of all the Mortgaged Property and that no Encumbrances affect it except the Encumbrances (if any) set out in the Fourth Schedule and general liens in the ordinary course of business;

            (b) it has and will at all times have the necessary power to enter into and perform its obligations under this Debenture;

            (c) this Debenture constitutes its legal, valid, binding and enforceable obligations and is an effective security over all and every part of the Mortgaged Property in accordance with its terms;

            (d) all necessary authorizations and consents to enable or entitle it to enter into this Debenture have been obtained and these will remain in full force and effect during the existence of this security;

            (e) the Company has acquired, maintained and complied with all Environmental Licenses (if any) needed for its use or occupation of the Mortgaged Property or for the conduct of its current business;

            (f) the Company has complied with all other applicable Environmental Laws and has not done or permitted any act or omission whereby its Environmental Licenses (if any) could be varied or revoked;

            (g) so far as the Company is aware there has been no discharge, spillage, release or emission of any prescribed, dangerous, noxious or offensive substance or any controlled waste on, into or from any of the Mortgaged Property or any premises adjoining any part of it; and no such substances or any controlled waste have been stored or disposed of on or in any part of the Mortgaged Properties or, so far as the Company is aware, in any adjoining premises except in accordance with the requirements of the applicable Environmental Laws;

            (h) the Company is not in breach of and has not incurred or become subject to any civil or criminal liability under any Environmental Laws or the terms of any Environmental License;

            (i) the Company has obtained and maintained all such insurance policies as would be maintained by prudent companies carrying on business of the type carried on by the Company at all relevant times and has complied in all material respects with the terms and conditions of such policies.

      17.3. The Company undertakes that no Encumbrances (other than a general lien in the ordinary course of business) ranking in priority to or pari passu with the charges created by this deed will arise after the date of this deed over the Mortgaged Property.

18.   TRANSFERS AND DISCLOSURES

      18.1. This Debenture is freely transferable by the Securityholder. References in this Debenture to the "Securityholder" shall include its successors and transferees.

      18.2. The Company may not assign or transfer any of its obligations under this debenture. Nor may the Company enter into any transaction which would result in any such obligations passing to another person.

      18.3. The Securityholder may disclose any information about the Company and any member of the Company's Group and any other person connected or associated with it to any member of the Securityholder's Group and/or to any person to whom it is proposing to transfer or assign or has transferred or assigned this debenture. The Company represents and warrants that it has and (so far as permitted by law) will maintain any necessary authority by or on behalf of any such persons to agree to the provisions of this clause.

19.   MISCELLANEOUS

      19.1. No delay or omission on the part of the Securityholder in exercising any right or remedy under this Debenture shall impair that right or remedy or operate as or be taken to be a waiver of it. Any single, partial or defective exercise of any such right or remedy shall not prevent the further exercise of that or any other right or remedy.

      19.2. The Securityholder's rights under this Debenture are cumulative. They are not exclusive of any rights provided by law. They may be exercised from time to time and as often as the Securityholder sees fit.

      19.3. Any waiver by the Securityholder of any terms of this Debenture or any consent or approval given by the Securityholder under it shall only be effective if given in writing. Such consent and approval shall then only apply for the purpose stated and be subject to any written terms and conditions imposed by the Securityholder.

      19.4. If at any time any one or more of the provisions of this Debenture is or becomes illegal, invalid or unenforceable in any respect under the laws of any jurisdiction then neither the legality, validity or enforceability of the remaining provisions of this debenture nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall be in any way affected or impaired as a result.

      19.5. Any certificate signed by a Director or authorized officer of the Securityholder as to the amount of the Secured Monies at the date of such certificate shall, in the absence of manifest error, be conclusive evidence of such amount and be binding on the Company.

      19.6. This Debenture may be executed in any number of counterparts. It will then be as effective as if all signatures on the counterparts were on a single copy of this debenture.

      19.7. The paper on which this debenture is written is, and will remain at all times, the property of the Securityholder, even after the discharge of this security.

20.   DEFINITIONS AND INTERPRETATION

      20.1. In this deed any words whose meaning is defined in the Financing Agreement shall have the same meaning.

      20.2. In this deed the following words shall have the meaning set out after each of them:

            "ACT OF DEFAULT" means in relation to the Company any event set out in clause 61;

            "DEBTS" has the same meaning as in the Financing Agreement;

            "ENCUMBRANCE" means any mortgage, charge, pledge, lien, assignment, hypothecation, security interest, title retention, flawed asset agreement, preferential right, trust arrangement or other security arrangement, whether by law or agreement.

            "ENVIRONMENTAL LAWS" means all laws, directions and regulations and all codes of practice, circulars and guidance notes issued by any competent authority or agency (whether in the United Kingdom or elsewhere and whether or not having the force of law) concerning the protection of the environment or human health, including without limitation the conservation of natural resources, the production, storage, transportation, treatment, recycling or disposal of any waste or any noxious, offensive or dangerous substance or the liability of any person, whether civil or criminal, for any damage to or pollution of the environment or the rectification thereof or any related matters;

            "ENVIRONMENTAL LICENSE" means any permit, license, authorization, consent or other approval required by any Environmental Law;

            "FINANCING AGREEMENT" means the agreement for the sale and purchase of Debts and/or a conditional sale agreement and/or any other type of agreement between the Company and the Securityholder, details of which are set out in the Second Schedule and any amendments or alterations to it or them and any replacement of it which may be agreed between the parties;

            "GROUP" means in relation to any company, that company, the company and its Subsidiaries, its holding company (as defined in section 736 of the Companies Act 1985) and the Subsidiaries of that holding company;

            "INSOLVENT" means the happening of any of the following events in relation to the Company:

            - a distress or execution being levied on or issued against any of the Mortgaged Property;

            - entering or seeking to enter into any formal scheme of arrangement of its affairs or composition in satisfaction of its debts with its creditors in accordance with the Insolvency Act 1986;

            - taking any corporate action by the Company for its winding up, dissolution or reorganization (otherwise than for the purposes of an amalgamation or reconstruction while solvent on terms previously approved in writing by the Securityholder) or for the appointment of a receiver, administrator, trustee or similar officer of it or all or any part of its revenue or assets;

            - a petition being presented or an order being made for the winding up of the Company;

            -     an administration order being made or applied for;

            - a meeting of creditors being called for winding up the Company or for any other purpose referred to in the Insolvency Act 1986;

            -     a statutory demand under the Insolvency Act 1986 being served;

            - an encumbrancer taking possession of any part of the undertaking or property of the Company or a receiver or manager or administrative receiver being appointed over it;

            - entering into any informal arrangement or composition with or for the benefit of the Company's general body of creditors;

            -     being unable to pay its debts as they become due;

            -     being deemed insolvent under the Insolvency Act 1986;

            "INTELLECTUAL PROPERTY" means all patents (including applications, improvements, prolongations, extensions and right to apply therefor) designs (whether registered or unregistered) copyrights, design rights, trade marks and service marks (whether registered or unregistered) utility models, trade and business names, knowhow, formulae, inventions, confidential information, trade secrets and computer software programs and systems (including the benefit of any licenses or consents relating to any of the above) and all fees, royalties or other rights derived therefrom or incidental thereto in any part of the world;

            "MORTGAGED PROPERTY" means the subject matter of the mortgages and charges (or any or any part of them, if the context so allows) created by this deed and set out at clause 2;

            "NON VESTING DEBTS" means all or any Debts of the Company to be purchased by the Securityholder pursuant to the Financing Agreement but which fail to vest absolutely and effectively in the Securityholder for any reason, together with the Related Rights to such Debts;

            "OTHER DEBTS" means all sums due and owing or accruing due and owing to the Company whether or not on account of its trading both present and future except:

            -     Non-Vesting Debts; and

            - any Debts whilst they remain absolutely and effectively vested in or held on trust for the Securityholder under the Financing Agreement and whether such vesting results from a legal or equitable assignment;

            "RELATED RIGHTS" has the same meaning as in the Financing Agreement;

            "REMITTANCE" means cash or any instrument or method of payment or the proceeds of such instrument or method in or towards the full or partial discharge of Book and Other Debts;

            "SECURED LIABILITIES" means both the Secured Monies and the obligations and liabilities in clause 1.1(b);

            "SECURED MONIES" means all the monies which now or at any time in future may be owing due and/or payable (but remaining unpaid) by the Company to the Securityholder in any manner and for any reason on any account; Secured Monies include all such monies due by the Company, either alone or jointly with any other person or on any partnership account (even though the whole of any part of such monies is represented or secured by any mortgages, guarantees, trust receipts, bills of exchange, leasing, hire or conditional sale agreements, assignments, agreements for discounting or factoring of Debts or any other agreements or securities) and whether or not any of them have or has fallen due or become payable and whether or not default shall have been made in respect thereof; Secured Monies also include the following items, whether now or in the future:

            - all monies due or payable under the Financing Agreement or by virtue of any guarantee or indemnity given by the Company to the Securityholder for;

            - all advances which the Securityholder shall make to the Company;

            - any indebtedness now or hereafter to be incurred by the Securityholder for or at the request of the Company, including:

                  - all monies which the Securityholder shall pay or become liable to pay for or on account of the Company or any other person at the request or order of the Company or under its authority, either alone or jointly with any other person and whether or not by any of the following:

                        -     the Securityholder making direct advances; or

                        - the Securityholder drawing, accepting, endorsing, paying or discounting any order, draft, check promissory note, (whether or not matured) bill of exchange, (whether or not matured) other engagement; or

                        - the Securityholder entering into any bond, guarantee, indemnity or letters of credit; or

                        -     the Securityholder confirming orders; or

                        - the Securityholder otherwise accepting any other liability for or on behalf of the Company;

                  - all stamp and other duties incurred by the Securityholder in such indebtedness, obligations or assignments;

                  - all costs charges and expenses incurred by the Securityholder following default in payment of any such monies or of breach by the Company of any of the provisions of this deed;

                  - the charges of surveyors and/or solicitors instructed by the Securityholder in connection with any part of the Mortgaged Property

                  - all costs and charges and expenses which the Securityholder may from time to time incur in:

                        - stamping, perfecting, registering or enforcing this security; or

                        - the negotiations for the preparation and execution of this deed, or the Guarantee and Indemnity or any priority arrangements, waivers or consents; or

                        -     any actual or proposed amendment of this deed; or

                        -     in obtaining payment or discharge of Secured
                              Monies; or

                        - in paying any rent, rates, taxes or outgoings for the Mortgaged Property; or

                        - in insuring, repairing, maintaining, managing or realizing any part of the Mortgaged Property; or

                        - the preservation or exercise of any rights under or in connection with this deed or any attempt to do so;

                        - in recovery of all monies and liabilities now or hereafter paid or incurred by the Securityholder on behalf of the Company or;

                        -     in giving a discharge or release of this security

                        - dealing with or obtaining advice about any other matter or question arising out of or in connection with this deed;

                              to the intent that the Securityholder shall be afforded a full complete and unlimited indemnity against all costs, charges and expenses paid or incurred by it and whether arising directly or indirectly in respect of this security or of any other security held by the Securityholder for the Secured Monies;

                        - all monies which the Securityholder shall be at liberty to debit or charge to the Company or to the account of the Company, whether under this deed or under any other agreement or obligation entered into by the Company with the Securityholder;

                        - all monies expended by any attorney appointed under clause 4.3 in exercising his powers;

                        - interest on all monies due and owing to the Securityholder at such rate as may from time to time be payable pursuant to any agreement or arrangement relating thereto;

            "SECURITIES" means all stocks, shares, bonds and securities of any kind whatsoever and whether marketable or otherwise and all other interests (including but not limited to loan capital) both present and future held by the Company in any person and includes all allotments, rights, benefits and advantages whatsoever at any time accruing, offered or arising in respect of or incidental to the same and all money or property offered at any time by way of dividend, conversion, redemption, bonus, preference, option or otherwise in respect thereof;

            "SECURITYHOLDER" where the contest permits includes its officers, agents and representatives;

            "SUBSIDIARY" means:

            (a) a subsidiary within the meaning of section 736 of the Companies Act 1985; and

            (b) unless the context otherwise requires, a subsidiary undertaking within the meaning of sections 258-260 of the Companies Act 1985 as substituted by section 21 of the Companies Act 1989;

      20.3. In the construction and interpretation of this deed:

            - the singular shall include the plural and vice versa; reference to one gender shall include a reference to any other genders;

            - references to persons shall be treated as including individuals, firms, partnerships, corporations, organs of government, whether local, national or supra national and any other entity recognized by law.

            - references to any Act of Parliament shall be treated as including each Act as amended, modified or re-enacted from time to time and all rules, regulations, orders and subordinate legislation made in accordance with it;

            - references to "clauses" and to "schedules" are to those in this deed;

            - where the Company has an obligation to carry out an act then it shall be fully responsible for the costs and expenses of doing so;

            - where the Securityholder acts in accordance with this Debenture the Company will indemnify the Securityholder against all costs and expenses incurred;

            - where any discretion is vested in a Receiver or the Securityholder is shall be treated as an absolute discretion.

            - each of the provisions of this deed shall be severable and distinct from one another;

            - references to "this Debenture" or to "this deed" and other documents referred to in it includes any supplemental or collateral document to each of them or which is entered into pursuant to each of them and any document varying, supplementing, novating or replacing the same from time to time;

            - references to "charges" shall be treated as references to mortgages and charges created by this Debenture;

            - references to "this security" shall be treated as reference to the security created by this debenture;

            - headings to clauses are for reference only and shall not affect the interpretation of this deed;

            - the meaning of general words introduced by the word "other" or the word "otherwise" shall not be limited by reference to any preceding word or enumeration indicating a particular class of acts, matters or things;

      IN WITNESS whereof the parties have executed this Deed on the _______ day of __________ 2001/

                               THE FIRST SCHEDULE

                             (Page 1 - The Parties)


The Company


      Copy Data Ltd a Company registered in England and Wales with Companies Registry number 3106266 and whose registered office is at The Arena, Rayleigh Court, Priestley Way, Crawley, West Sussex, RH1O 2PD.



                               THE SECOND SCHEDULE

  (Clause 20 (Definition of "Financing Agreement"), Clauses 1.1(a) and 6.1 (a))


The Factoring Agreement entered into between the Company and the Securityholder.



                               THE THIRD SCHEDULE

                                 (Clause 2.1(a))


Land Registered at H.M. Land Registry



London Borough/County
and District              Title Numbers            Description
------------              -------------            -----------

                               THE FOURTH SCHEDULE

                            (Clauses 2.4 and 17.2(a))


Encumbrances to which this Security is Subject








      THE COMPANY
      EXECUTED AND DELIVERED AS A DEED       )
                                             )
      BY Copy Data Ltd                       )
                                             )
      acting by                              )  --------------------------------
      (Director)                             )  Signature of Director
                                             )
                                             )
      and                                    )  --------------------------------
      (Director/Company Secretary)           )  Signature of Director/Company
                                             )  Secretary


      THE SECURITYHOLDER

      EXECUTED AND DELIVERED AS A DEED       )
      on behalf of GLE INVOICE FINANCE LTD   )  --------------------------------
      acting by                              )  Signature of Director
      Jeffrey Daniels Longhurst              )
      (Director)                             )
      and                                    )  --------------------------------
      David Mark Richards                    )  Signature of Director
      (Director)